                               TABLE OF CONTENTS

Letter to Shareholders...........................  1
Economic Snapshot................................  2
Performance Results..............................  3
Performance in Perspective.......................  4
Portfolio Management Review......................  5
Glossary of Terms................................  9
Portfolio Highlights............................. 10
Portfolio of Investments......................... 11
Statement of Assets and Liabilities.............. 18
Statement of Operations.......................... 19
Statement of Changes in Net Assets............... 20
Financial Highlights............................. 21
Notes to Financial Statements.................... 24
Report of Independent Accountants................ 31

PACE ANR 8/99
              NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE.

                             LETTER TO SHAREHOLDERS

July 20, 1999

Dear Shareholder,
    With the volatility that we've experienced recently in many financial markets, some investors have sold securities because of uncertainty about where the markets were going, only to be left rethinking whether they made the right decision. We've witnessed this kind of market activity numerous times over the past several years, sparked by concerns such as the impact of the Asian economic crisis, high stock valuations, or, most recently, the stability of many high-flying technology companies. While these fears eventually subsided, investors who may have sold during this period were unable to reap the benefits of the subsequent rally. That's partly because most of the recent big gains happened in relatively short periods of time. This kind of volatility--and the danger of making short-term decisions--highlights the importance of investing for the long term, in accordance with your individual financial objectives.
    Although the worst of the Asian crisis appears to be behind us, new concerns are always emerging. In the coming months, we'll likely hear more about how the year 2000 computer problem may affect the markets or that we're overdue for a correction. While the markets could undoubtedly suffer as a result of these or any number of other events, we encourage you to focus on your long-term investment goals. Although nothing is certain, history has shown us that over time, the markets tend to recover--and most investors want to be positioned to take advantage of any recovery.
    If you have concerns about market volatility or questions about how your portfolio is structured to respond to these events, we encourage you to contact your financial advisor. Your advisor can talk with you about sustaining a long-term investment plan through a variety of market conditions. We hope that Van Kampen Funds will play an important role as you and your advisor build a portfolio designed to help you weather what the markets have in store.

Sincerely,


[SIG]
Richard F. Powers, III
Chairman
Van Kampen Asset Management Inc.

[SIG]
Dennis J. McDonnell
President
Van Kampen Asset Management Inc.

                               ECONOMIC SNAPSHOT

    The strength of the domestic economy continued to defy expectations in the first half of 1999, although it finally began to show signs of slowing down. Strong growth, healthy employment, and low inflation all contributed to the favorable economic environment.

STRONG ECONOMIC GROWTH
    The nation's gross domestic product rose at an impressive rate of 4.3 percent during the first quarter of 1999, but fell to 2.3 percent in the second quarter. The first-quarter expansion was fueled by an increase in consumer spending, which dropped to more moderate levels later in the reporting period.

POSITIVE EMPLOYMENT ENVIRONMENT
    In May, the unemployment rate dropped to 4.2 percent--its lowest level in more than 30 years. Throughout the reporting period, unemployment remained low, the number of jobs grew, and wages rose. The labor market remained especially tight in the service industry and most urban areas.

LOW INFLATION
    Inflation remained low throughout most of the reporting period, although a sharp increase in oil prices contributed to a spike in April's consumer price index report (CPI). Following this up-tick, the Federal Reserve raised interest rates 0.25 percent on June 30. Although the Fed had expressed a bias toward a series of rate increases, May's tame CPI report prompted it to drop this bias when announcing the June rate increase.

ECONOMIC OUTLOOK
    Our outlook for the economy suggests that the moderate slowdown may continue, bringing the economy back to historically normal growth levels. Healthy job growth, which has been supporting the consumer confidence and spending levels, showed signs of faltering toward the end of the reporting period. However, a renewed optimism for corporate earnings, low unemployment, and a vibrant housing market should provide some balance against a slower job growth rate.

                          INTEREST RATES AND INFLATION
                      June 30, 1997, through June 30, 1999

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Jun 1997                                                                   6.5000                             2.3000
                                                                           6.0000                             2.2000
                                                                           5.5000                             2.2000
Sep 1997                                                                   6.2500                             2.2000
                                                                           5.7500                             2.1000
                                                                           5.6875                             1.8000
Dec 1997                                                                   6.5000                             1.7000
                                                                           5.5625                             1.6000
                                                                           5.6250                             1.4000
Mar 1998                                                                   6.1250                             1.4000
                                                                           5.6250                             1.4000
                                                                           5.6875                             1.7000
Jun 1998                                                                   6.0000                             1.7000
                                                                           5.5625                             1.7000
                                                                           5.9375                             1.6000
Sep 1998                                                                   5.7500                             1.5000
                                                                           5.2500                             1.5000
                                                                           4.8750                             1.5000
Dec 1998                                                                   4.0000                             1.6000
                                                                           4.8125                             1.7000
                                                                           4.8750                             1.6000
Mar 1999                                                                   5.1250                             1.7000
                                                                           4.9375                             2.3000
                                                                           4.5000                             2.1000
Jun 1999                                                                   4.0000                             2.0000

    Interest rates are represented by the closing midline federal funds rate on the last day of each month. Inflation is indicated by the annual percent change of the Consumer Price Index for all urban consumers at the end of each month.

             PERFORMANCE RESULTS FOR THE PERIOD ENDED JUNE 30, 1999

                              VAN KAMPEN PACE FUND

                                           A SHARES  B SHARES  C SHARES
 TOTAL RETURNS
One-year total return based on NAV(1)....    13.65%    12.79%    12.91%
One-year total return(2).................     7.14%     7.79%    11.91%
Five-year average annual total
  return(2)..............................    21.34%    21.70%    21.81%
Ten-year average annual total
  return(2)..............................    14.71%       N/A       N/A
Life-of-Fund average annual total
  return(2)..............................    13.52%    15.09%    17.64%
Commencement Date........................  07/22/69  01/10/92  08/27/93

N/A = Not Applicable

(1)Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for A shares) or contingent deferred sales charge for early withdrawal (5% for B shares and 1% for C shares).

(2)Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

See the Comparative Performance section of the current prospectus. An investment should be made with an understanding of the risks that an investment in equity securities entails. These include the risk that the financial condition of the issuers of the securities in the portfolio, or the condition of the stock market in general, may worsen and therefore, the value of Fund shares may decline. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

Because the prices of common stocks and other securities fluctuate, the value of an investment in the Fund will vary upon the Fund's investment performance. Foreign securities may magnify volatility due to changes in foreign exchange rates, the political and economic uncertainties in foreign countries, and the potential lack of liquidity, government supervision, and regulation.

Market forecasts provided in this report may not necessarily come to pass.

                 PUTTING YOUR FUND'S PERFORMANCE IN PERSPECTIVE

    As you evaluate your progress toward achieving your financial goals, it is important to track your investment performance at regular intervals. A comparison of your Fund's performance to an applicable benchmark can:

    - Illustrate the market environment in which your Fund is being managed.

    - Reflect the impact of favorable market trends or difficult market conditions.

    - Help you evaluate how your Fund's management team has responded to opportunities and challenges.

    The following graph compares your Fund's performance to that of the Standard & Poor's 500 Index and the Lipper Growth Fund Index over time. These indices are broad-based, statistical composites that does not include any commissions or sales charges that would be paid by an investor purchasing the securities they represent.

   GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
   Van Kampen Pace Fund vs. the Standard & Poor's 500 Index and
   the Lipper Growth Fund (June 30, 1989, through June 30, 1999)
[INVESTMENT PERFORMANCE GRAPH]
------------------------------
Fund's Total Return
1 Year Total Return   =  7.14%
5 Year Avg. Annual    = 21.34%
10 Year Avg. Annual   = 14.71%
Inception Avg. Annual = 13.52%
------------------------------

                                               VAN KAMPEN PACE-A FUND     STANDARD & POOR'S 500 INDEX   LIPPER GROWTH FUND INDEX
                                               ----------------------     ---------------------------   ------------------------
Jun 1989                                               9426.00                      10000.00                    10000.00
                                                      10204.00                      10864.00                    10702.00
                                                      10430.00                      11053.00                    10959.00
                                                      10326.00                      11069.00                    10986.00
                                                      10030.00                      10791.00                    10643.00
                                                      10219.00                      10969.00                    10791.00
                                                      10399.00                      11295.00                    10895.00
                                                       9703.00                      10517.00                    10164.00
                                                       9846.00                      10607.00                    10334.00
                                                      10062.00                      10953.00                    10605.00
                                                       9812.00                      10659.00                    10325.00
                                                      10784.00                      11639.00                    11307.00
Jun 1990                                              10716.00                      11639.00                    11319.00
                                                      10665.00                      11578.00                    11122.00
                                                       9703.00                      10486.00                    10099.00
                                                       9154.00                      10047.00                     9458.00
                                                       8976.00                       9980.00                     9277.00
                                                       9542.00                      10578.00                     9957.00
                                                       9795.00                      10943.00                    10305.00
                                                      10328.00                      11397.00                    10998.00
                                                      11060.00                      12164.00                    11810.00
                                                      11322.00                      12527.00                    12093.00
                                                      11349.00                      12531.00                    12122.00
                                                      11864.00                      13014.00                    12652.00
Jun 1991                                              11178.00                      12499.00                    11908.00
                                                      11756.00                      13060.00                    12644.00
                                                      12154.00                      13316.00                    13007.00
                                                      11928.00                      13167.00                    12910.00
                                                      12027.00                      13323.00                    13123.00
                                                      11521.00                      12738.00                    12571.00
                                                      12903.00                      14262.00                    14049.00
                                                      12800.00                      13979.00                    14027.00
                                                      13025.00                      14112.00                    14277.00
                                                      12613.00                      13904.00                    13827.00
                                                      12725.00                      14292.00                    13807.00
                                                      12819.00                      14305.00                    13955.00
Jun 1992                                              12360.00                      14169.00                    13555.00
                                                      12781.00                      14726.00                    14001.00
                                                      12463.00                      14373.00                    13688.00
                                                      12585.00                      14615.00                    13900.00
                                                      12753.00                      14646.00                    14147.00
                                                      13296.00                      15089.00                    14877.00
                                                      13469.00                      15348.00                    15121.00
                                                      13645.00                      15456.00                    15338.00
                                                      13634.00                      15618.00                    15137.00
                                                      14030.00                      16016.00                    15571.00
                                                      13687.00                      15609.00                    15149.00
                                                      14151.00                      15963.00                    15751.00
Jun 1993                                              14238.00                      16092.00                    15800.00
                                                      14173.00                      16006.00                    15781.00
                                                      14658.00                      16557.00                    16453.00
                                                      14799.00                      16506.00                    16559.00
                                                      14788.00                      16826.00                    16832.00
                                                      14502.00                      16609.00                    16491.00
                                                      14928.00                      16880.00                    16933.00
                                                      15453.00                      17436.00                    17519.00
                                                      15133.00                      16913.00                    17231.00
                                                      14390.00                      16253.00                    16426.00
                                                      14544.00                      16440.00                    16558.00
                                                      14582.00                      16644.00                    16637.00
Jun 1994                                              14147.00                      16322.00                    16067.00
                                                      14416.00                      16836.00                    16522.00
                                                      14889.00                      17469.00                    17226.00
                                                      14505.00                      17120.00                    16655.00
                                                      14761.00                      17477.00                    17176.00
                                                      14224.00                      16787.00                    16523.00
                                                      14376.00                      17117.00                    16667.00
                                                      14523.00                      17532.00                    16727.00
                                                      15140.00                      18165.00                    17346.00
                                                      15448.00                      18778.00                    17871.00
                                                      15845.00                      19303.00                    18377.00
                                                      16461.00                      20004.00                    18933.00
Jun 1995                                              17064.00                      20565.00                    19784.00
                                                      17974.00                      21218.00                    20740.00
                                                      18077.00                      21212.00                    20959.00
                                                      18649.00                      22194.00                    21581.00
                                                      18326.00                      22084.00                    21295.00
                                                      18884.00                      22890.00                    22016.00
                                                      19091.00                      23526.00                    22109.00
                                                      19660.00                      24294.00                    22643.00
                                                      20023.00                      24462.00                    22998.00
                                                      20281.00                      24787.00                    23105.00
                                                      20540.00                      25120.00                    23684.00
                                                      20868.00                      25694.00                    24104.00
Jun 1996                                              20557.00                      25897.00                    23869.00
                                                      19523.00                      24712.00                    22578.00
                                                      20161.00                      25177.00                    23260.00
                                                      21282.00                      26692.00                    24559.00
                                                      21868.00                      27389.00                    24913.00
                                                      23437.00                      29399.00                    25487.00
                                                      23016.00                      28914.00                    25985.00
                                                      24250.00                      30687.00                    27339.00
                                                      24250.00                      30868.00                    27123.00
                                                      23074.00                      29694.00                    25887.00
                                                      24134.00                      31428.00                    27026.00
                                                      25792.00                      33269.00                    28898.00
Jun 1997                                              26737.00                      34867.00                    29977.00
                                                      29185.00                      37591.00                    32461.00
                                                      28433.00                      35431.00                    31262.00
                                                      30110.00                      37474.00                    33049.00
                                                      28741.00                      36182.00                    31962.00
                                                      29551.00                      37795.00                    32716.00
                                                      29972.00                      38546.00                    33269.00
                                                      30343.00                      38938.00                    33493.00
                                                      32686.00                      41681.00                    35854.00
                                                      34310.00                      43912.00                    37368.00
                                                      34704.00                      44310.00                    37788.00
                                                      33776.00                      43476.00                    36857.00
Jun 1998                                              34727.00                      45357.00                    38449.00
                                                      33889.00                      44831.00                    38041.00
                                                      28650.00                      38294.00                    31934.00
                                                      30343.00                      40854.00                    34062.00
                                                      32570.00                      44135.00                    38420.00
                                                      34681.00                      46744.00                    38590.00
                                                      36560.00                      49540.00                    41816.00
                                                      37658.00                      51572.00                    43600.00
                                                      36254.00                      49907.00                    42111.00
                                                      37147.00                      52005.00                    43938.00
                                                      36423.00                      53978.00                    45054.00
                                                      37913.00                      52630.00                    44178.00
Jun 1999                                              39469.00                      55664.00                    46789.00

The above chart reflects the performance of Class A shares of the Fund. The performance of Class A shares will differ from that of other share classes of the Fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The Fund's performance assumes reinvestment of all distributions, and includes payment of the maximum sales charge (5.75% for A shares).

While past performance is not indicative of future performance, the above information provides a broader vantage point from which to evaluate the discussion of the Fund's performance found in the following pages.

                          PORTFOLIO MANAGEMENT REVIEW

                              VAN KAMPEN PACE FUND

We recently spoke to the management team of the Van Kampen Pace Fund about the key events and economic forces that shaped the markets during the past year. The team includes John M. Cunniff, senior portfolio manager, who has been a member of the Fund's management team since November 1996 and has worked in the investment industry since 1992; Thomas Copper, portfolio manager (since April
1999); and Stephen L. Boyd, chief investment officer for equity investments. The following excerpts reflect their views on the Fund's performance during the 12 months ended June 30, 1999.

   Q  WHAT MARKET FACTORS AFFECTED THE FUND DURING THE REPORTING PERIOD?

   A For the majority of the reporting period, blue-chip companies, in which the Fund invests the majority of its assets, performed extremely well. The stock market began the reporting period on a positive note with the Dow
Jones Industrial Average setting a then-record high in July 1998. Trouble was on the horizon, however, as investors feared disappointing corporate earnings reports and other effects of international economic troubles. By the end of August, the Dow had fallen 19 percent from its high.
    Following a series of interest-rate cuts by the Federal Reserve Board, U.S. companies began to report better-than-expected earnings, reassuring investors that the domestic economy was still fundamentally sound. These events helped place the stock market on an upward trend that continued through the rest of the reporting period. In the second quarter of 1999, the enthusiasm for large, growth-oriented stocks began to subside as investors felt more confident looking beyond the perceived stability of growth stocks. As a result, traditional value stocks in cyclical sectors such as basic materials, energy, and producer manufacturing began to outperform growth stocks for the first time in several years.

   Q  HOW DID YOU MANAGE THE FUND IN RESPONSE TO THESE EVENTS?

   A When market sentiment shifted to favor cyclical stocks over traditional growth companies, we positioned the Fund somewhat defensively, purchasing some utility companies and limiting our exposure to technology firms.
    Despite changing market conditions, however, we maintained our consistent strategy of investing primarily in stocks of large, well-established companies with above-average growth rates. In selecting stocks for the portfolio, we use a "bottom-up" investment process. In other words, we evaluate stocks one by one and make purchases wherever we find good investment opportunities, while preserving an economically diversified portfolio. Because of our bottom-up approach to stock selection, we do not attempt to invest in a predetermined mix of industry sectors. As a result, the portfolio includes securities from a broad range of industries.

   Q  BASED ON THIS BOTTOM-UP STRATEGY, WHAT KIND OF STOCKS DID YOU BUY AND
      SELL?

   A  Our most significant new purchases included:
    - TCI Telecommunications--AT&T purchased TCI Telecommunications in early 1999, which should allow AT&T to move forward with its plans to offer telephone service over cable lines.
    - GTE--This telecommunications company's proposed merger with Bell Atlantic represents an attractive combination of Bell Atlantic's customer base with GTE's fiber network and high-speed data lines.
    - General Electric--The company continued to deliver strong earnings growth and effective management.
    - Intel--This preeminent manufacturer of computer chips continued to benefit from growing Internet usage.
    - Wal-Mart--The discount giant and other retailers have been thriving amid record consumer spending.

    The Fund's largest sales during the year included:
    - EMC--This leading supplier of corporate data storage systems and software may see a slowdown in earnings growth as it loses business to competitors, so we sold our holdings in the stock.
    - Waste Management--Although this company is the largest trash hauler in the United States, we saw better opportunities for growth elsewhere and decided to unload our position in this stock.
    - RJR Nabisco--Tobacco stocks, such as RJR, performed well during the latter half of 1998, largely because the industry settled a number of lawsuits. We saw the favorable stock prices as an opportunity to take profits and fully sell this position.
    - Philip Morris--For much the same reason, we sold a sizeable portion of our stock in this industry leader. We do continue, however, to hold a small position in the company, which did not perform well in the first half of 1999.

   Q  WHICH STOCKS IN THE PORTFOLIO PERFORMED ESPECIALLY WELL?

   A For most of the reporting period, blue-chip stocks performed very well amid considerable market volatility. In general, the stocks whose performance most helped the Fund's return were in the technology area. The growth of the Internet and the promise of increased business productivity fueled new purchases of technology equipment.
    Leading software-maker Microsoft continued on a path of impressive growth, despite being involved in ongoing litigation about its business practices. The company's stock appreciated 26 percent during the reporting period. Cisco, which makes computer networking devices, was also an outstanding performer, as was cable company TCI Telecommunications, computer giant IBM, and networking specialist Sun Microsystems.

    Keep in mind that not all stocks in the Fund performed as favorably, and there is no guarantee that any of these stocks will perform as well in the future. For additional Fund portfolio highlights, please refer to page 10.

   Q  DID ANY STOCKS HURT THE FUND?

   A Conseco, like many other financial stocks, reacted poorly to the market sell-off in the third quarter of 1998. Unlike other financial companies, which rebounded quickly, Conseco's stock recovery was disappointing. We do continue to hold a small position in this stock.
    The poor performance of HealthSouth, a health care-management company, was typical of many health maintenance organization (HMO) stocks--investors became concerned that HMOs would need to cut prices in the wake of a more competitive business environment. In response to these conditions, we eliminated HealthSouth from the Fund.
    Peoplesoft, which provides software for human-resource management, also hurt the Fund during the reporting period. Investors have been concerned that software companies such as Peoplesoft would encounter declining demand for their products as businesses opted to spend their technology budgets preparing for the year 2000 problem. We no longer own this stock.

   Q  HOW DID THE FUND PERFORM DURING THE REPORTING PERIOD?

   A The Fund achieved a 12-month return of 13.65 percent(1) (Class A shares at net asset value) as of June 30, 1999. This return was affected positively by the healthy performance of our technology holdings and negatively by the relative underperformance of large-cap growth stocks in the second quarter of 1999.
    By comparison, the Standard & Poor's 500 Index returned 22.72 percent, and the Lipper Growth Fund Index returned 21.69 percent. The S&P 500 is a broad-based index that reflects the general performance of the stock market, and the Lipper Growth Fund Index reflects the average performance of the 30 largest growth funds. These indices are statistical composites that do not include any commissions or sales charges that would be paid by an investor purchasing the securities or investments represented by these indices. Please refer to the chart and footnotes on page 3 for additional Fund performance results. Past performance does not guarantee future results.

   Q  WHAT DO YOU SEE AHEAD FOR THE FUND?

   A As with the past 12 months, we anticipate continued market volatility. If the Fed continues to raise interest rates, as it did on the last day of the reporting period, we expect cyclical stocks to continue to outperform traditional growth stocks. We are also monitoring the year 2000 problem, because investors' reaction to the situation could have an impact on the stock market's stability. Regardless of the market environment, we believe that sticking with our investment strategy may enable us to achieve solid long-term returns.


[SIG.]
John M. Cunniff
Senior Portfolio Manager

[SIG.]
Thomas Copper
Portfolio Manager

[SIG.]
Stephen L. Boyd
Chief Investment Officer
Equity Investments

                               GLOSSARY OF TERMS

BLUE-CHIP STOCKS: Stocks of large, well-known companies that have a long record of growth. Examples of blue-chip stocks include General Motors, International Business Machines (IBM), Coca-Cola, and General Electric.

CLASS A SHARES: When Class A shares of a fund are purchased, the share price includes the net asset value plus a one-time sales charge (or "load"). In most cases, there is no redemption fee (contingent deferred sales charge).

CYCLICAL STOCKS: Stocks within industries where earnings tend to rise quickly when the economy strengthens and fall quickly when the economy weakens. Examples of cyclical stocks include housing, automobile, and paper companies. Noncyclical or defensive stocks are typically less sensitive to changes in the economy. These include utilities, grocery stores, and pharmaceutical companies.

DEFENSIVE INVESTMENT STRATEGY: A method of portfolio allocation and management aimed at minimizing the risk of losing principal. Defensive investors place a high percentage of their investable assets in bonds, cash equivalents, and stocks that are less volatile than average.

DOW JONES INDUSTRIAL AVERAGE: The oldest and most widely recognized stock market average, which reflects the performance of 30 actively traded stocks of well-established, blue-chip companies.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve
    System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets eight times a year to establish monetary policy and monitor the economic pulse of the United States.

GROWTH INVESTING: An investment strategy that seeks to identify stocks that tend to offer greater-than-average earnings growth. Growth stocks typically trade at higher prices relative to their earnings than value stocks, due to their higher expected earnings growth.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charge.

VALUE INVESTING: A strategy that seeks to identify stocks that are sound investments but are temporarily out of favor in the marketplace. As a result, the stocks trade at prices below the value that value investors believe they are actually worth.

                              PORTFOLIO HIGHLIGHTS

                              VAN KAMPEN PACE FUND

TOP TEN PORTFOLIO HOLDINGS AS OF JUNE 30, 1999*

MICROSOFT develops, manufactures, licenses, and supports a
range of software products..................................   3.9%

GENERAL ELECTRIC is a diversified industrial corporation
whose products include appliances, lighting products,
aircraft engines, and plastics..............................   2.6%

INTEL designs, manufactures, and markets microcomputer
components..................................................   2.1%

INTERNATIONAL BUSINESS MACHINES (IBM) develops,
manufactures, and sells advanced technology processing
products, including computers, software, networking systems,
and related services........................................   2.1%

WAL-MART STORES operates discounts department stores,
warehouse membership clubs, and a combination supermarket
and discount department store...............................   2.1%

LUCENT TECHNOLOGIES develops leading=edge communications
solutions, including wireless systems, messaging systems,
call centers, optical networking, and data networking.......   1.9%

CITIGROUP provides financial services to consumer and
corporate customers around the world........................   1.9%

GTE provides local, long-distance, and wireless telephone
service, as well as networking capabilities to both
consumers and large companies...............................   1.8%

MCI WORLDCOM is a provider of local, long distance, and
Internet telecommunications services to business,
government, and consumers...................................   1.7%

CISCO SYSTEMS provides networking solutions that connect
computing devices and computer networks.....................   1.7%

TOP FIVE PORTFOLIO INDUSTRIES*

                                  [BAR GRAPH]

                                      JUNE 30, 1999                      JUNE 30, 1998
                                      -------------                      -------------
Technology                                 20.2                               17.5
Finance                                    14.8                               16.4
Utilities                                  14.7                               10.5
Health Care                                11.7                               12.7
Consumer Distribution                       9.3                                7.4

* As a percentage of long-term investments

                            PORTFOLIO OF INVESTMENTS

                                 June 30, 1999
--------------------------------------------------------------------------------

                   Description                           Shares       Market Value
-----------------------------------------------------------------------------------
COMMON STOCKS  94.9%
CONSUMER DISTRIBUTION  8.8%
Albertsons, Inc...................................        232,900    $   12,008,906
Best Buy Co., Inc. (a)............................        263,400        17,779,500
Cardinal Health, Inc..............................         45,700         2,930,513
Circuit City Stores-Circuit City Group............         99,200         9,225,600
Dayton Hudson Corp................................        146,000         9,490,000
Family Dollar Stores, Inc.........................        371,000         8,904,000
Federated Department Stores, Inc. (a).............        210,800        11,159,225
Home Depot, Inc...................................        164,600        10,606,414
Kmart Corp. (a)...................................      1,588,200        26,106,037
Kroger Co. (a)....................................        644,200        17,997,338
Lexmark International Group Inc., Class A (a).....        366,600        24,218,512
Lowe's Cos., Inc..................................        260,400        14,761,425
May Department Stores Co..........................        684,850        27,993,244
Office Depot, Inc. (a)............................        677,150        14,939,622
Safeway, Inc. (a).................................        280,000        13,860,000
Sears Roebuck & Co................................        472,800        21,069,150
TJX Cos., Inc.....................................        942,000        31,380,376
Toys 'R' Us, Inc. (a).............................        298,400         6,173,150
Wal-Mart Stores, Inc..............................      1,646,000        79,419,500
                                                                     --------------
                                                                        360,022,512
                                                                     --------------
CONSUMER DURABLES  1.7%
Dana Corp.........................................         45,000         2,072,813
Delphi Automotive Systems Corp....................        188,571         3,500,349
Ford Motor Co.....................................        730,200        41,210,662
General Motors Corp...............................        269,800        17,806,800
Magna International, Inc., Class A................         55,000         3,121,250
                                                                     --------------
                                                                         67,711,874
                                                                     --------------
CONSUMER NON-DURABLES  8.4%
Anheuser-Busch Cos., Inc..........................        633,700        44,953,094
Coca-Cola Co......................................        446,900        27,931,250
Dial Corp.........................................        381,800        14,198,187
General Mills, Inc................................         90,500         7,273,938
Heinz, H. J. & Co.................................        280,000        14,035,000

                                 June 30, 1999
--------------------------------------------------------------------------------

                   Description                           Shares       Market Value
-----------------------------------------------------------------------------------
CONSUMER NON-DURABLES (CONTINUED)
Jones Apparel Group, Inc. (a).....................        266,500    $    9,144,281
Kimberly Clark Corp...............................        634,700        36,177,900
Loews Corp........................................        213,000        16,853,625
Pepsi Bottling Group, Inc.........................        460,000        10,608,750
PepsiCo, Inc......................................      1,070,000        41,395,625
Philip Morris Cos., Inc...........................      1,409,800        56,656,337
Procter & Gamble Co...............................         89,300         7,970,025
Tommy Hilfiger Corp. (a)..........................        307,700        22,615,950
Tyson Foods, Inc., Class A........................        712,500        16,031,250
Unilever NV -- ADR (Netherlands)..................        222,957        15,551,251
                                                                     --------------
                                                                        341,396,463
                                                                     --------------
CONSUMER SERVICES  2.9%
Brinker International, Inc. (a)...................        584,400        15,888,375
CBS Corp. (a).....................................        242,400        10,529,250
Comcast Corp., Class A............................        264,000        10,147,500
Cox Communications, Inc., Class A (a).............        286,850        10,559,666
Gannett Co., Inc..................................        177,900        12,697,612
Infinity Broadcasting Corp., Class A (a)..........        130,200         3,873,450
New York Times Co., Class A.......................        285,600        10,513,650
Omnicom Group, Inc................................        144,000        11,520,000
Time Warner, Inc..................................        412,900        30,348,150
                                                                     --------------
                                                                        116,077,653
                                                                     --------------
ENERGY  7.2%
Ashland, Inc......................................        255,000        10,231,875
British Petroleum Co. PLC -- ADR (United
  Kingdom)........................................         88,715         9,625,578
Coastal Corp......................................        743,100        29,724,000
Columbia Energy Group.............................        153,000         9,591,188
El Paso Energy Corp...............................        292,100        10,278,269
Enron Corp........................................        218,400        17,854,200
Exxon Corp........................................        368,400        28,412,850
McDermott International, Inc......................        536,900        15,167,425
Mobil Corp........................................        644,000        63,756,000
Royal Dutch Petroleum Co. -- ADR (Netherlands)....        375,900        22,647,974
Sonat, Inc........................................        436,600        14,462,375

                                 June 30, 1999
--------------------------------------------------------------------------------

                   Description                           Shares       Market Value
-----------------------------------------------------------------------------------
ENERGY (CONTINUED)
Total SA -- ADR (France)..........................         34,300    $    2,210,206
Transocean Offshore Inc...........................        919,900        24,147,375
Ultramar Diamond Shamrock Corp....................        348,000         7,590,750
USX -- Marathon Group.............................        894,600        29,130,412
                                                                     --------------
                                                                        294,830,477
                                                                     --------------
FINANCE  14.0%
Allstate Corp.....................................        710,500        25,489,187
AMBAC Financial Group, Inc........................        367,700        21,004,862
American Express Co...............................        106,100        13,806,263
American General Corp. (b)........................        445,700        33,594,637
American International Group, Inc.................        173,352        20,293,019
Bank One Corp.....................................        469,348        27,955,540
BankAmerica Corp..................................        433,179        31,757,435
BankBoston Corp...................................        278,200        14,222,975
Bear Stearns Cos., Inc............................        278,207        13,006,177
Chase Manhattan Corp..............................        560,700        48,570,637
CIGNA Corp........................................        101,400         9,024,600
Citigroup, Inc....................................      1,534,987        72,911,882
Conseco, Inc......................................        550,578        16,758,218
Countrywide Credit Industries, Inc................        580,000        24,795,000
Edwards A G, Inc..................................         66,350         2,139,788
Federal Home Loan Mortgage Corp...................        118,800         6,890,400
Federal National Mortgage Assn....................        662,300        45,284,762
First Union Corp..................................        195,633         9,194,751
Fleet Financial Group, Inc........................        431,700        19,156,688
Lehman Brothers Holdings, Inc.....................        282,700        17,598,075
Lincoln National Corp.............................        298,200        15,599,588
MBNA Corp.........................................        442,300        13,545,438
Merrill Lynch & Co., Inc..........................        119,000         9,512,563
Nationwide Financial Services, Inc., Class A......         66,800         3,022,700
Providian Financial Corp..........................        253,700        23,720,950
Radian Group, Inc.................................        269,200        13,140,325

                                 June 30, 1999
--------------------------------------------------------------------------------

                   Description                           Shares       Market Value
-----------------------------------------------------------------------------------
FINANCE (CONTINUED)
Schwab Charles Corp...............................        158,800    $   17,448,150
Torchmark, Inc....................................         27,000           921,375
                                                                     --------------
                                                                        570,365,985
                                                                     --------------
HEALTHCARE  11.1%
Abbott Laboratories, Inc..........................        999,300        45,468,150
Aetna, Inc........................................        232,700        20,812,106
American Home Products Corp.......................         82,500         4,743,750
Bausch & Lomb, Inc................................        157,200        12,025,800
Becton Dickinson & Co.............................        653,600        19,608,000
Bristol-Myers Squibb Co...........................        856,400        60,322,675
Johnson & Johnson, Inc............................        461,400        45,217,200
Medtronic, Inc....................................        178,600        13,908,475
Merck & Co., Inc..................................        521,400        38,583,600
Mylan Laboratories, Inc...........................        583,300        15,457,450
PacifiCare Health Systems (a).....................        158,800        11,423,675
Pfizer, Inc.......................................        300,400        32,968,900
Pharmacia & Upjohn, Inc...........................        433,400        24,622,537
Rhone-Poulenc, SA, Class A -- ADR (France)........        221,100        10,198,238
Schering-Plough Corp..............................        392,400        20,797,200
Tenet Healthcare Corp. (a)........................         96,650         1,794,066
Warner-Lambert Co.................................        602,800        41,819,250
Watsons Pharmaceuticals, Inc. (a).................        207,040         7,259,340
Wellpoint Health Networks, Inc., Class A (a)......        301,600        25,598,300
                                                                     --------------
                                                                        452,628,712
                                                                     --------------
PRODUCER MANUFACTURING  5.2%
Cummins Engine, Inc...............................        238,300        13,612,888
FMC Corp. (a).....................................        109,200         7,459,725
General Electric Co...............................        873,200        98,671,600
Honeywell, Inc....................................        124,100        14,380,087
Ingersoll-Rand Co.................................        370,400        23,937,100
Johnson Controls, Inc.............................        191,100        13,245,619
Navistar International Corp. (a)..................        342,900        17,145,000
Parker Hannifin Corp..............................        139,400         6,377,550

                                 June 30, 1999
--------------------------------------------------------------------------------

                   Description                           Shares       Market Value
-----------------------------------------------------------------------------------
PRODUCER MANUFACTURING (CONTINUED)
TRW, Inc. ........................................        124,200    $    6,815,475
Tyco International Ltd. ..........................            702            66,515
United Technologies Corp. ........................        151,925        10,891,123
                                                                     --------------
                                                                        212,602,682
                                                                     --------------
RAW MATERIALS/PROCESSING INDUSTRIES  2.3%
Boise Cascade Corp................................        412,900        17,703,087
British Steel PLC -- ADR (United Kingdom).........        318,000         8,287,875
Champion International Corp.......................        170,000         8,138,750
Dow Chemical Co...................................        138,900        17,622,938
Du Pont (E. I.) de Nemours & Co...................        398,900        27,249,856
Mead Corp.........................................        148,600         6,204,050
USX U.S. Steel Group, Inc.........................        333,200         8,996,400
                                                                     --------------
                                                                         94,202,956
                                                                     --------------
TECHNOLOGY  19.2%
ADC Telecommunications, Inc. (a)..................        147,700         6,729,581
America Online, Inc. (a)..........................        293,910        32,477,055
Apple Computer, Inc. (a)..........................        580,400        26,879,775
BMC Software, Inc. (a)............................        205,700        11,107,800
Cisco Systems, Inc. (a)...........................      1,024,500        65,888,156
Compuware Corp. (a)...............................        852,000        27,104,250
Dell Computer Corp. (a)...........................        478,700        17,711,900
Electronics for Imaging, Inc. (a).................        119,200         6,123,900
EMC Corp. (a).....................................        151,200         8,316,000
Gateway, Inc. (a).................................        436,100        25,729,900
General Dynamics Corp.............................        104,200         7,137,700
Hewlett-Packard Co................................        579,300        58,219,650
Intel Corp........................................      1,388,600        82,621,700
International Business Machines Corp..............        621,200        80,290,100
Lockheed Martin Corp..............................        411,500        15,328,375
Lucent Technologies, Inc..........................      1,110,200        74,869,112
Mercury Interactive Corp. (a).....................         99,100         3,505,663
Microsoft Corp. (a)...............................      1,661,100       149,810,456
Nortel Networks Corp..............................        106,800         9,271,575
Oracle Corp. (a)..................................        780,550        28,977,919

                                 June 30, 1999
--------------------------------------------------------------------------------

                   Description                           Shares       Market Value
-----------------------------------------------------------------------------------
TECHNOLOGY (CONTINUED)
Seagate Technology, Inc. (a)......................        724,100    $   18,555,062
SunGard Data Systems, Inc. (a)....................        384,400        13,261,800
Xerox Corp........................................        163,500         9,656,719
                                                                     --------------
                                                                        779,574,148
                                                                     --------------
TRANSPORTATION  0.1%
AMR Corp. (a).....................................         55,500         3,787,875
                                                                     --------------
UTILITIES  14.0%
Ameritech Corp....................................        804,400        59,123,400
AT & T Corp.......................................        955,232        53,313,886
BEC Energy........................................        590,600        24,362,250
BellSouth Corp....................................        694,000        32,531,250
CMS Energy Corp...................................         46,900         1,963,937
DTE Energy Co.....................................        548,800        21,952,000
Energy Corp.......................................        347,900        10,871,875
FPL Group, Inc....................................         90,400         4,938,100
GPU, Inc..........................................        537,900        22,692,656
GTE Corp..........................................        911,400        69,038,550
Idacorp Inc.......................................        449,400        14,156,100
MCI Worldcom, Inc. (a)............................        778,400        66,991,050
Nextel Communications Inc. (a)....................        394,050        19,776,384
OGE Energy Corp...................................        464,400        11,029,500
P G & E Corp......................................        317,800        10,328,500
Peco Energy Co....................................        283,200        11,859,000
Pinnacle West Capital Corp........................        329,600        13,266,400
Public Service Co. of New Mexico..................        460,300         9,148,463
Qwest Communications International Inc. (a).......        843,600        27,891,525
Reliant Energy, Inc...............................        738,700        20,406,587
Sprint Corp. (PCS Group)..........................        288,000        15,210,000
Texas Utilities Co................................        675,600        27,868,500
U.S. West, Inc....................................        113,900         6,691,625
Vodafone Group PLC -- ADR (United Kingdom)........         62,050        12,223,850
                                                                     --------------
                                                                        567,635,388
                                                                     --------------
TOTAL LONG-TERM INVESTMENTS  94.9%
  (Cost $2,827,577,507)..........................................     3,860,836,725
                                                                     --------------

                                 June 30, 1999
--------------------------------------------------------------------------------

                   Description                                        Market Value
-----------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS  6.7%
REPURCHASE AGREEMENT  3.4%
Goldman Sachs & Co. ($89,480,000 par collateralized by U.S.
  Government obligations in a pooled cash account, dated 6/30/99,
  to be sold on 07/01/99 at $89,492,055).........................    $   89,480,000
DLJ Mortgage Acceptance Corp. ($48,180,000 par collateralized by
  U.S. Government obligations in a pooled cash account, dated
  6/30/99, to be sold on 07/01/99 at $48,186,424)................        48,180,000
                                                                     --------------
TOTAL REPURCHASE AGREEMENTS......................................       137,660,000
                                                                     --------------
U.S. GOVERNMENT AGENCY OBLIGATIONS  2.3%
Federal Home Loan Mortgage Discount Notes ($25,000,000 par,
  yielding 4.82%, 07/07/99 maturity) (b).........................        24,980,000
Federal Home Loan Mortgage Discount Notes ($20,000,000 par,
  yielding 4.96%, 08/19/99 maturity) (b).........................        19,866,067
Federal National Mortgage Association Discount Notes ($25,000,000
  par, yielding 4.91%, 07/19/99 maturity) (b)....................        24,938,875
Federal National Mortgage Association Discount Notes ($25,000,000
  par, yielding 4.80%, 08/13/99 maturity) (b)....................        24,858,458
                                                                     --------------
TOTAL U.S. GOVERNMENT OBLIGATIONS................................        94,643,400
                                                                     --------------
COMMERCIAL PAPER  1.0%
General Electric Capital Corp. ($40,000,000 par, yielding 5.70%,
  07/01/99 maturity).............................................        39,993,667
                                                                     --------------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $272,297,067)............................................       272,297,067
                                                                     --------------
TOTAL INVESTMENTS  101.6%
  (Cost $3,099,874,574)..........................................     4,133,133,792
LIABILITIES IN EXCESS OF OTHER ASSETS (1.6%).....................       (63,200,607)
                                                                     --------------
NET ASSETS  100.0%...............................................    $4,069,933,185
                                                                     ==============

(a) Non-income producing security as this stock currently does not declare dividends.

(b) Assets segregated as collateral for open futures contracts.

                      STATEMENT OF ASSETS AND LIABILITIES

                                 June 30, 1999
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $3,099,874,574).....................  $4,133,133,792
Receivables:
  Investments Sold..........................................      21,039,336
  Fund Shares Sold..........................................      20,839,981
  Dividends.................................................       4,697,707
  Variation Margin on Futures...............................       1,875,000
Other.......................................................         265,370
                                                              --------------
      Total Assets..........................................   4,181,851,186
                                                              --------------
LIABILITIES:
Payables:
  Fund Shares Repurchased...................................      89,894,866
  Investments Purchased.....................................      17,628,003
  Distributor and Affiliates................................       1,843,451
  Investment Advisory Fee...................................       1,378,758
Accrued Expenses............................................         771,330
Trustees' Deferred Compensation and Retirement Plans........         401,593
                                                              --------------
      Total Liabilities.....................................     111,918,001
                                                              --------------
NET ASSETS..................................................  $4,069,933,185
                                                              ==============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $2,552,540,071
Net Unrealized Appreciation.................................   1,038,531,718
Accumulated Net Realized Gain...............................     460,007,937
Accumulated Undistributed Net Investment Income.............      18,853,459
                                                              --------------
NET ASSETS..................................................  $4,069,933,185
                                                              ==============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
      net assets of $3,905,102,875 and 252,413,497 shares of
      beneficial interest issued and outstanding)...........  $        15.47
    Maximum sales charge (5.75%* of offering price).........             .94
                                                              --------------
    Maximum offering price to public........................  $        16.41
                                                              ==============
  Class B Shares:
    Net asset value and offering price per share (Based on
      net assets of $151,828,453 and 9,963,055 shares of
      beneficial interest issued and outstanding)...........  $        15.24
                                                              ==============
  Class C Shares:
    Net asset value and offering price per share (Based on
      net assets of $13,001,857 and 850,898 shares of
      beneficial interest issued and outstanding)...........  $        15.28
                                                              ==============

*On sales of $50,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                        For the Year Ended June 30, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends ($658,486 from affiliates of Van Kampen)..........  $   54,906,924
Interest....................................................       5,687,403
                                                              --------------
    Total Income............................................      60,594,327
                                                              --------------
EXPENSES:
Investment Advisory Fee.....................................      16,204,157
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $8,223,239, $1,386,302 and $115,630,
  respectively).............................................       9,725,171
Shareholder Services........................................       4,392,522
Custody.....................................................         280,845
Legal.......................................................         142,971
Trustees' Fees and Related Expenses.........................          87,973
Other.......................................................       1,528,188
                                                              --------------
    Total Expenses..........................................      32,361,827
    Less Credits Earned on Overnight Cash Balances..........          38,051
                                                              --------------
    Net Expenses............................................      32,323,776
                                                              --------------
NET INVESTMENT INCOME.......................................  $   28,270,551
                                                              ==============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments ($4,040,908 from affiliates of Van Kampen)....  $  499,247,487
  Futures...................................................         249,127
                                                              --------------
  Net Realized Gain.........................................     499,496,614
                                                              --------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   1,051,496,847
                                                              --------------
  End of the Period:
  Investments...............................................   1,033,259,218
  Futures...................................................       5,272,500
                                                              --------------
                                                               1,038,531,718
                                                              --------------
NET UNREALIZED DEPRECIATION DURING THE PERIOD...............     (12,965,129)
                                                              --------------
NET REALIZED AND UNREALIZED GAIN............................  $  486,531,485
                                                              ==============
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $  514,802,036
                                                              ==============

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                   For the Years Ended June 30, 1999 and 1998
--------------------------------------------------------------------------------

                                                 Year Ended        Year Ended
                                                June 30, 1999     June 30, 1998
--------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income........................  $    28,270,551   $    27,007,529
Net Realized Gain............................      499,496,614       451,337,264
Net Unrealized Appreciation/Depreciation
  During
  the Period.................................      (12,965,129)      428,309,061
                                               ---------------   ---------------
Change in Net Assets from Operations.........      514,802,036       906,653,854
                                               ---------------   ---------------
Distributions from Net Investment Income:
  Class A Shares.............................      (24,874,829)      (30,092,754)
  Class B Shares.............................              -0-          (375,733)
  Class C Shares.............................              -0-           (25,654)
                                               ---------------   ---------------
                                                   (24,874,829)      (30,494,141)
                                               ---------------   ---------------
Distributions from Net Realized Gain:
  Class A Shares.............................     (295,682,808)     (507,041,781)
  Class B Shares.............................      (11,170,764)      (16,529,561)
  Class C Shares.............................         (972,178)       (1,128,369)
                                               ---------------   ---------------
                                                  (307,825,750)     (524,699,711)
                                               ---------------   ---------------
Total Distributions..........................     (332,700,579)     (555,193,852)
                                               ---------------   ---------------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.................................      182,101,457       351,460,002
                                               ---------------   ---------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold....................    7,524,592,594     1,921,901,750
Net Asset Value of Shares Issued Through
  Dividend Reinvestment......................      309,004,514       515,581,788
Cost of Shares Repurchased...................   (7,759,211,083)   (2,070,189,122)
                                               ---------------   ---------------
Net Change in Net Assets from Capital
  Transactions...............................       74,386,025       367,294,416
                                               ---------------   ---------------
TOTAL INCREASE IN NET ASSETS.................      256,487,482       718,754,418
NET ASSETS:
Beginning of the Period......................    3,813,445,703     3,094,691,285
                                               ---------------   ---------------
End of the Period (Including accumulated
  undistributed net investment income of
  $18,853,459 and $14,997,955,
  respectively)..............................  $ 4,069,933,185   $ 3,813,445,703
                                               ===============   ===============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                Year Ended June 30,
                                ----------------------------------------------------
Class A Shares                    1999       1998       1997     1996(a)    1995(a)
------------------------------------------------------------------------------------
Net Asset Value, Beginning of
  the Period..................  $ 14.971   $ 13.872   $  11.92   $  11.62   $  11.05
                                --------   --------   --------   --------   --------
Net Investment Income.........      .117       .122       .132        .12        .14
Net Realized and Unrealized
  Gain........................     1.743      3.541      3.191       2.09       1.85
                                --------   --------   --------   --------   --------
Total from Investment
  Operations..................     1.860      3.663      3.323       2.21       1.99
                                --------   --------   --------   --------   --------
Less:
  Distributions from and in
    Excess of Net Investment
    Income....................      .106       .144       .121        .15      .1225
  Distributions from Net
    Realized Gain.............     1.254      2.420      1.250       1.76     1.2975
                                --------   --------   --------   --------   --------
Total Distributions...........     1.360      2.564      1.371       1.91       1.42
                                --------   --------   --------   --------   --------
Net Asset Value, End of the
  Period......................  $ 15.471   $ 14.971   $ 13.872   $  11.92   $  11.62
                                ========   ========   ========   ========   ========
Total Return (b)..............    13.65%     29.89%     30.06%     20.48%     20.62%
Net Assets at End of the
  Period (In millions)........  $3,905.1   $3,661.4   $2,992.2   $2,534.3   $2,279.4
Ratio of Expenses to Average
  Net Assets (c)..............      .83%       .88%       .97%       .94%      1.04%
Ratio of Net Investment Income
  to Average Net Assets (c)...      .78%       .80%      1.01%      1.02%      1.24%
Portfolio Turnover............       94%        67%       144%       213%       248%

(a) Based on average shares outstanding.

(b) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(c) For the years ended June 30, 1996 and June 30, 1997 the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                               Year Ended June 30,
                                 -----------------------------------------------
Class B Shares                    1999      1998      1997     1996(a)   1995(a)
--------------------------------------------------------------------------------
Net Asset Value, Beginning of
  the Period...................  $14.766   $13.730   $ 11.81   $ 11.53   $ 10.96
                                 -------   -------   -------   -------   -------
Net Investment Income..........     .005      .045      .046       .02       .05
Net Realized and Unrealized
  Gain.........................    1.722     3.466     3.151      2.07      1.85
                                 -------   -------   -------   -------   -------
Total from Investment
  Operations...................    1.727     3.511     3.197      2.09      1.90
                                 -------   -------   -------   -------   -------
Less:
  Distributions from Net
    Investment Income..........      -0-      .055      .027       .05     .0325
  Distributions from Net
    Realized Gain..............    1.254     2.420     1.250      1.76    1.2975
                                 -------   -------   -------   -------   -------
Total Distributions............    1.254     2.475     1.277      1.81      1.33
                                 -------   -------   -------   -------   -------
Net Asset Value, End of the
  Period.......................  $15.239   $14.766   $13.730   $ 11.81   $ 11.53
                                 =======   =======   =======   =======   =======
Total Return (b)...............   12.79%    28.92%    29.08%    19.44%    19.73%
Net Assets at End of the Period
  (In millions)................  $ 151.8   $ 140.3   $  95.5   $  72.1   $  53.0
Ratio of Expenses to Average
  Net Assets (c)...............    1.61%     1.66%     1.74%     1.75%     1.84%
Ratio of Net Investment Income
  to Average Net Assets (c)....       0%      .03%      .23%      .21%      .44%
Portfolio Turnover.............      94%       67%      144%      213%      248%

(a) Based on average shares outstanding.

(b) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(c) For the years ended June 30, 1996 and June 30, 1997 the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                               Year Ended June 30,
                                 -----------------------------------------------
Class C Shares                    1999      1998      1997     1996(a)   1995(a)
--------------------------------------------------------------------------------
Net Asset Value, Beginning of
  the Period...................  $14.787   $13.752   $ 11.83   $ 11.52   $ 10.99
                                 -------   -------   -------   -------   -------
Net Investment Income..........     .002      .028      .036       .02       .05
Net Realized and Unrealized
  Gain.........................    1.745     3.482     3.163      2.10      1.81
                                 -------   -------   -------   -------   -------
Total from Investment
  Operations...................    1.747     3.510     3.199      2.12      1.86
                                 -------   -------   -------   -------   -------
Less:
  Distributions from and in
    Excess of Net Investment
    Income.....................      -0-      .055      .027       .05     .0325
  Distributions from Net
    Realized Gain..............    1.254     2.420     1.250      1.76    1.2975
                                 -------   -------   -------   -------   -------
Total Distributions............    1.254     2.475     1.277      1.81      1.33
                                 -------   -------   -------   -------   -------
Net Asset Value, End of the
  Period.......................  $15.280   $14.787   $13.752   $ 11.83   $ 11.52
                                 =======   =======   =======   =======   =======
Total Return (b)...............   12.91%    28.87%    29.04%    19.74%    19.27%
Net Assets at End of the Period
  (In millions)................  $  13.0   $  11.7   $   7.0   $   4.5   $   2.2
Ratio of Expenses to Average
  Net Assets (c)...............    1.61%     1.66%     1.74%     1.75%     1.84%
Ratio of Net Investment Income
  to Average Net Assets (c)....     .01%      .04%      .23%      .15%      .44%
Portfolio Turnover.............      94%       67%      144%      213%      248%

(a) Based on average shares outstanding.

(b) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(c) For the years ended June 30, 1996 and June 30, 1997 the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                                 June 30, 1999
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES
Van Kampen Pace Fund (the "Fund") is organized as a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide long-term growth of capital by investing principally in common stock. The Fund commenced investment operations on July 22, 1969. The distribution of the Fund's Class B and Class C shares commenced on January 10, 1992 and August 27, 1993, respectively.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. The Fund's security valuation for unlisted securities and listed securities for which the last sale price is not available was changed in 1998 from bid side pricing to the mean of the bid and asked prices. The impact of the change, which was not material, is included as a component of the change in unrealized appreciation/depreciation for the year ended June 30, 1999. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security.

                                 June 30, 1999
--------------------------------------------------------------------------------

The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES--Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts on debt securities purchased are amortized over the expected life of each applicable security. Premiums on debt securities are not amortized. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    Net realized gain differs for financial reporting and tax purposes as a result of the deferral for tax purposes of losses resulting from wash sales.

    At June 30, 1999, for federal income tax purposes, cost of long- and short-term investments is $3,105,553,566; the aggregate gross unrealized appreciation is $1,092,060,986 and the aggregate gross unrealized depreciation is $64,480,760, resulting in net unrealized appreciation on long- and short-term investments of $1,027,580,226.

E. DISTRIBUTION OF INCOME AND GAINS--The Fund declares and pays dividends annually from net investment income and from net realized gains on securities. Distributions from net realized gains for book purposes may include short-term capital gains and gains on futures transactions. All short-term capital gains are included in ordinary income for tax purposes.

    Due to inherent differences in the recognition of income, expenses and realized gains/losses under generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting for the current fiscal year have been identified and appropriately reclassified. A permanent difference related to short-term gains totaling $459,782 has been reclassified from accumulated net realized gain to accumulated undistributed net investment income. Additionally, a

                                 June 30, 1999
--------------------------------------------------------------------------------

permanent difference related to the reversal of wash sales totaling $49,213 has been reclassified from accumulated net realized gain to capital.

F. EXPENSE REDUCTIONS--During the year ended June 30, 1999, the Fund's custody fee was reduced by $38,051 as a result of credits earned on overnight cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE NET ASSETS                                        % PER ANNUM
---------------------------------------------------------------------
First $1 billion......................................      .50 of 1%
Next $1 billion.......................................      .45 of 1%
Next $1 billion.......................................      .40 of 1%
Over $3 billion.......................................      .35 of 1%

    For the year ended June 30, 1999, the Fund recognized expenses of approximately $143,000 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    For the year ended June 30, 1999, the Fund recognized expenses of approximately $806,300 representing Van Kampen Funds Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Fund.

    Van Kampen Investor Services Inc. ("VKIS"), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended June 30, 1999, the Fund recognized expenses of approximately $3,631,900. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

                                 June 30, 1999
--------------------------------------------------------------------------------

    During the year ended June 30, 1999, the Fund entered into transactions with the Van Kampen Small Capitalization Fund which was managed by the Adviser:

                                                          TRANSACTIONS
                                                        DURING THE PERIOD
                                % OF              -----------------------------
                            NET ASSETS AT          COST OF           PROCEEDS
                            JUNE 30, 1999         PURCHASES          OF SALES
-------------------------------------------------------------------------------
Small Capitalization
  Fund..................               0%               -0-         $58,454,293

    On February 12, 1999, the Van Kampen Small Capitalization Fund was liquidated and made an in-kind distribution of $54,924,458 to the Fund.

3. CAPITAL TRANSACTIONS
At June 30, 1999, capital aggregated $2,421,092,282, $121,070,200 and
$10,377,589 for Classes A, B, and C, respectively. For the year ended June 30, 1999, transactions were as follows:

                                               SHARES            VALUE
---------------------------------------------------------------------------
Sales:
  Class A.................................   501,845,270    $ 7,187,575,737
  Class B.................................    20,290,932        285,120,945
  Class C.................................     3,680,466         51,895,912
                                            ------------    ---------------
Total Sales...............................   525,816,668    $ 7,524,592,594
                                            ============    ===============
Dividend Reinvestment:
  Class A.................................    21,854,091    $   297,652,697
  Class B.................................       776,995         10,466,117
  Class C.................................        65,607            885,700
                                            ------------    ---------------
Total Dividend Reinvestment...............    22,696,693    $   309,004,514
                                            ============    ===============
Repurchases:
  Class A.................................  (515,854,980)   $(7,416,888,916)
  Class B.................................   (20,603,743)      (290,215,746)
  Class C.................................    (3,688,547)       (52,106,421)
                                            ------------    ---------------
Total Repurchases.........................  (540,147,270)   $(7,759,211,083)
                                            ============    ===============

                                 June 30, 1999
--------------------------------------------------------------------------------

    At June 30, 1998, capital aggregated $2,352,705,544, $115,697,048 and
$9,702,241 for Classes A, B, and C, respectively. For the year ended June 30, 1998, transactions were as follows:

                                               SHARES            VALUE
---------------------------------------------------------------------------
Sales:
  Class A.................................   114,528,015    $ 1,658,797,819
  Class B.................................    15,697,912        224,894,498
  Class C.................................     2,661,609         38,209,433
                                            ------------    ---------------
Total Sales...............................   132,887,536    $ 1,921,901,750
                                            ============    ===============
Dividend Reinvestment:
  Class A.................................    39,614,547    $   499,143,289
  Class B.................................     1,243,314         15,504,133
  Class C.................................        74,809            934,366
                                            ------------    ---------------
Total Dividend Reinvestment...............    40,932,670    $   515,581,788
                                            ============    ===============
Repurchases:
  Class A.................................  (125,272,563)   $(1,827,462,304)
  Class B.................................   (14,397,387)      (207,460,144)
  Class C.................................    (2,449,887)       (35,266,674)
                                            ------------    ---------------
Total Repurchases.........................  (142,119,837)   $(2,070,189,122)
                                            ============    ===============

    Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). Class B shares will automatically convert to Class A shares after the eighth year. The CDSC for Class B and C shares will be imposed on most redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                     CONTINGENT DEFERRED
                                                        SALES CHARGE
                                                  -----------------------
YEAR OF REDEMPTION                                CLASS B         CLASS C
-------------------------------------------------------------------------
First............................................   5.00%           1.00%
Second...........................................   4.00%            None
Third............................................   3.00%            None
Fourth...........................................   2.50%            None
Fifth............................................   1.50%            None
Sixth and Thereafter.............................    None            None

                                 June 30, 1999
--------------------------------------------------------------------------------

    For the year ended June 30, 1999, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $348,300 and CDSC on redeemed shares of approximately $199,600. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $3,416,704,872 and $3,796,760,903, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS
A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract.

    During the period, the Fund invested in futures contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The fund generally invests in stock index futures. These contracts are generally used to provide the return of an index without purchasing all of the securities underlying the index or to manage the Fund's overall exposure to the equity markets.

    Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

                                 June 30, 1999
--------------------------------------------------------------------------------

    Transactions in futures contracts for the year ended June 30, 1999, were as follows:

                                                              CONTRACTS
-----------------------------------------------------------------------
Outstanding at June 30, 1998..............................       -0-
Futures Opened............................................       600
Futures Closed............................................      (300)
                                                                ----
Outstanding at June 30, 1999..............................       300
                                                                ====

    The futures contracts outstanding at June 30, 1999, and the description and unrealized appreciation/depreciation are as follows:

                                                               UNREALIZED
                                                             APPRECIATION/
                                                CONTRACTS    (DEPRECIATION)
---------------------------------------------------------------------------
LONG CONTRACTS
S&P 500 Futures--September 1999
  (Current notional value of $345,425 per
  contract).................................       300         $5,272,500
                                                   ===         ==========

6. DISTRIBUTION AND SERVICE PLANS
The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the year ended June 30, 1999, are payments retained by Van Kampen of approximately $1,430,300.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of Van Kampen Pace Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Van Kampen Pace Fund (the "Fund") at June 30, 1999, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereinafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICEWATERHOUSECOOPERS LLP
Chicago, Illinois
July 28, 1999

                              VAN KAMPEN PACE FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
RICHARD M. DEMARTINI*
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
JACK E. NELSON
DON G. POWELL*
PHILLIP B. ROONEY
FERNANDO SISTO
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY, PH.D.
PAUL G. YOVOVICH

OFFICERS

RICHARD F. POWERS, III*
President

DENNIS J. MCDONNELL*
Executive Vice President
and Chief Investment Officer

A. THOMAS SMITH III*
Vice President and Secretary

JOHN L. SULLIVAN*
Vice President, Treasurer and
Chief Financial Officer

CURTIS W. MORRELL*
Vice President and Chief Accounting Officer

TANYA M. LODEN*
Controller

PETER W. HEGEL*
PAUL R. WOLKENBERG*
EDWARD C. WOOD, III*
Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN
ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR
SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

PRICEWATERHOUSECOOPERS LLP
200 E. Randolph Drive
Chicago, Illinois 60601

 For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended June 30, 1999. The Fund designated and paid $213,063,178 as a 20% rate gain distribution. Shareholders were sent a 1998 Form 1099-DIV in January 1999, representing their proportionate share of this capital gain distribution. For corporate shareholders 20.70% of the distributions qualify for the dividend received deductions.

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C) Van Kampen Funds Inc., 1999
 All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After December 31, 1999, the report, if used with prospective investors, must be accompanied by a quarterly performance update.

                         YEAR 2000 READINESS DISCLOSURE

Like other mutual funds, financial and business organizations, and individuals around the world, the Fund could be adversely affected if the computer systems used by the Fund's investment adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund's investment adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Fund's other major service providers. At this time, there can be no assurances that these steps will be sufficient to avoid any adverse impact to the Fund. In addition, the Year 2000 Problem may adversely affect the markets and the issuers of securities in which the Fund may invest that, in turn, may adversely affect the net asset value of the Fund. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies or issuers and overall economic uncertainty. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected. The statements above are subject to the Year 2000 Information and Readiness Disclosure Act which may limit the legal rights regarding the use of such statements in the case of dispute.